UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2026 (June 26, 2026)

ARDENT HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42180	61-1764793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 100, Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 296-3000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARDT	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 2, 2026 (the “Effective Date”), Ardent Health, Inc. (the “Company”) announced that Martin J. Bonick had departed from his role as President and Chief Executive Officer of the Company and had stepped down from the Company’s Board of Directors (the “Board”), effective as of the Effective Date.

In connection with Mr. Bonick’s departure from his role as President and Chief Executive Officer of the Company, on June 26, 2026, Mr. Bonick and an affiliate of the Company entered into a separation agreement and general release, effective as of the Effective Date (the “Separation Agreement”).

Pursuant to the Separation Agreement, Mr. Bonick will receive certain severance benefits that are consistent with a termination of employment by the Company without “Cause” (as defined in Mr. Bonick’s employment agreement with the Company), as described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 8, 2026, subject to his non-revocation of the Separation Agreement and the release of claims contained in the Separation Agreement. The Separation Agreement also provides that the vesting and/or forfeiture of Mr. Bonick’s time-based restricted stock units, performance-based restricted stock units and shares of restricted stock will be governed by the terms of the Company’s incentive award plan and Mr. Bonick’s award agreements granted thereunder. Under the Separation Agreement, Mr. Bonick is subject to non-competition and non-solicitation covenants for twelve months following the Effective Date.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Exhibit Description

10.1	Separation Agreement and General Release, dated as of June 26, 2026, by and between AHS Management Company, Inc. and Martin J. Bonick

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2026	ARDENT HEALTH, INC.

	By:	/s/ Stephen C. Petrovich

	Name:	Stephen C. Petrovich
	Title:	Executive Vice President & General Counsel